SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2003

Saul Centers, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

*99.1	Press Release, dated August 5, 2003, of Saul Centers, Inc.

Item 12.	Results of Operations and Financial Condition.

On August 5, 2003, Saul Centers, Inc. issued a press release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ SCOTT V. SCHNEIDER
Scott V. Schneider Senior Vice President and Chief Financial Officer

Dated: August 5, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 5, 2003, of Saul Centers, Inc.